           Exhibit 10.1

FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

Loan Nos. 197235 & 197356	Effective Date: May 1, 2021 WHEREAS, this Fifth Amendment to First Amended and Restated Credit Agreement (this

“Amendment”) is made effective as of the 1st day of May, 2021, by and among ALICO, INC., a Florida corporation, ALICO LAND DEVELOPMENT, INC., a Florida corporation, and ALICO FRUIT COMPANY, LLC, a Florida limited liability company (jointly and severally, the “Borrower”) and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“MLIC”) and New England Life Insurance Company (“NELICO”) (MLIC and NELICO and hereinafter, individually and collectively referred to as the “Co-Lenders”); and

WHEREAS, Co-Lenders and Borrower are parties to that certain First Amended and Restated Credit Agreement dated December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated as of February 1, 2015, by Second Amendment to First Amended and Rested Credit Agreement dated August 12, 2015, by Third Amendment to First Amended and Restated Credit Agreement dated November 4, 2016 and by Fourth Amendment to First Amended and Restated Credit Agreement dated October 2, 2019 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested a modification to the Credit Agreement and Co- Lenders have agreed pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Co-Lenders hereby agree as set forth below:

1.	Defined Terms. Any capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.

2.	Credit Agreement Terms. Effective May 1, 2021 (“Effective Date”) the Credit Agreement terms are modified as follows:

a)	Subsections 6.2(a) and (b) (Mandatory Principal Payments) are hereby deleted in their entirety;
b)	Subsections 6.3(a) and (b) (Optional Principal Prepayments) are hereby deleted in their entirety and null and void; and
c)	The MetLife Fixed Rate Term Note and NEL Fixed Rate Term Note are closed to prepayment through the Maturity Date.

3.	Event of Default. A default under this Amendment shall be a default under the Credit Agreement and other Loan Documents.

4.	Borrower’s Representations. Borrower represents and warrants Borrower has no claims, defenses or offsets with respect to the outstanding balance owing on the Credit Agreement or other Loan Documents, and there is no event of default under the Credit Agreement, the Mortgage or other Loan Documents.

5.

Reaffirmation. All other terms, conditions, covenants and agreement of the Borrower as set forth in the Loan Documents which are not expressly amended, deleted or otherwise modified herein shall remain in full force and effect. Borrower hereby reaffirms for the benefit of Co-Lenders, each and every of the terms and provisions of the Credit Agreement, and the other Loan Documents.

Borrower hereby acknowledges receipt of a copy of this instrument.

In Witness Whereof, Borrowers have executed this instrument this 3rd day of May, 2021.

BORROWER:

ALICO, INC., a Florida corporation

By: /s/ John Kiernan

Print Name: Title:

ALICO LAND DEVELOPMENT INC., a Florida corporation By: /s/ John Kiernan

Print Name: Title:

ALICO FRUIT COMPANY, LLC, a Florida limited liability company By: /s/ John Kiernan

Print Name: Title:

FIFTH AMENDMENT TO FIRST AMENDED AND CREDIT AGREEMENT

Loan Nos. 197235 & 197356

This Fifth Amendment to First Amended and Restated Credit Agreement has been acknowledged and accepted by Co-Lenders, as of the Effective Date.

METROPOLITAN LIFE INSURANCE COMPANY,

a New York corporation

By: MetLife Investment Management, LLC, its investment manager

By:  /s/ David Granoff

Name: Its:Authorized Signatory and Director

NEW ENGLAND LIFE INSURANCE COMPANY,

a Massachusetts corporation

By: MetLife Investment Management, LLC, its investment manager

By:   /s/ David Granoff

Name: Its:Authorized Signatory and Director

FIFTH AMENDMENT TO FIRST AMENDED AND CREDIT AGREEMENT

Loan Nos. 197235 & 197356

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN NOTE

Loan No. 197235	Effective Date: May 1, 2021 WHEREAS, this First Amendment to Amended and Restated Term Loan Note (this

“Amendment”) is made effective as of the 1st day of May, 2021, by and among ALICO, INC., a Florida corporation, ALICO LAND DEVELOPMENT, INC., a Florida corporation, and ALICO FRUIT COMPANY, LLC, a Florida limited liability company (jointly and severally, the “Borrower”) and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), as modified by that certain Release Agreement dated December 21, 2016; and

WHEREAS, Lender and Borrower are parties to a loan (the “Loan”) as evidenced by that certain Amended and Restated Term Loan Note dated December 1, 2014 (the “Note”) in the original principal amount of $109,149,250.00, issued pursuant to and entitled to the benefits of the First Amended and Restated Credit Agreement dated December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated as of February 1, 2015, by Second Amendment to First Amended and Rested Credit Agreement dated August 12, 2015, by Third Amendment to First Amended and Restated Credit Agreement dated November 4, 2016 and by Fourth Amendment to First Amended and Restated Credit Agreement dated October

2, 2019 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested a modification to the Note and Lender has agreed pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as set forth below:

1.	Defined Terms. Any capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Note.

2.	Note Terms. Effective May 1, 2021 (“Effective Date”) the Note terms are modified as follows:

a)	The defined term Interest Rate shall mean 3.85% per annum, fixed through to the Maturity Date.
b)

Commencing as of the Effective Date, payments of principal shall not be required and quarterly interest only payments shall be due and payable on the 1st day of each February, May, August, and November through and including the Maturity Date.

c)	Notwithstanding anything to the contrary in the Note or Credit Agreement, the Loan is closed to prepayment through the Maturity Date.

3.	Fees. In connection with the execution and delivery of this agreement, Borrower shall remit a service charge in amount of $1,000.00 to Lender.

FIFTH AMENDMENT TO FIRST AMENDED AND CREDIT AGREEMENT

Loan Nos. 197235 & 197356

4.	Event of Default. A default under this Amendment shall be a default under the Note and other Loan Documents.

5.

Borrower’s Representations. Borrower represents and warrants Borrower has no claims, defenses or offsets with respect to the outstanding balance owing on the Note or other Loan Documents, and there is no event of default under the Note, the Mortgage or other Loan Documents.

6.

Reaffirmation. All other terms, conditions, covenants and agreement of the Borrower as set forth in the Loan Documents which are not expressly amended, deleted or otherwise modified herein shall remain in full force and effect. Borrower hereby reaffirms for the benefit of Lender, each and every of the terms and provisions of the Note, and the other Loan Documents.

Borrower hereby acknowledges receipt of a copy of this instrument.

In Witness Whereof, Borrowers have executed this instrument this 3rd day of May, 2021.

BORROWER:

ALICO, INC., a Florida corporation

By: /s/ John Kiernan

Print Name: Title:

ALICO LAND DEVELOPMENT INC., a Florida corporation By: /s/ John Kiernan

Print Name: Title:

ALICO FRUIT COMPANY, LLC, a Florida limited liability company By: /s/ John Kiernan

Print Name: Title:

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN NOTE

Loan No. 197235

This First Amendment to Amended and Restated Term Loan Note has been acknowledged and accepted by Lender, as of the Effective Date.

METROPOLITAN LIFE INSURANCE COMPANY,

a New York corporation

By: MetLife Investment Management, LLC, its investment manager

By:   /s/ David Granoff

Name: Its:Authorized Signatory and Director

FIRST AMENDMENT TO SECURED PROMISSORY NOTE

(Fixed Rate Term Loan) (Loan No. 197356)

FIRST AMENDMENT TO SECURED PROMISSORY NOTE

(Fixed Rate Term Loan) (Loan No. 197356)

Loan No. 197356	Effective Date: May 1, 2021 WHEREAS, this First Amendment to Secured Promissory Note (this “Amendment”) is made effective as of the 1st day of May, 2021, by and among ALICO, INC., a Florida corporation, ALICO LAND DEVELOPMENT, INC., a Florida corporation, and ALICO FRUIT COMPANY, LLC, a Florida limited liability company (jointly and severally, the “Borrower”) and NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation (“Lender”), as modified by that certain Release Agreement dated December 21, 2016; and

WHEREAS, Lender and Borrower are parties to a loan (the “Loan”) as evidenced by that certain Secured Promissory Note dated December 1, 2014 (the “Note”) in the original principal amount of $15,850,750.00, issued pursuant to and entitled to the benefits of the First Amended and Restated Credit Agreement dated December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated as of February 1, 2015, by Second Amendment to First Amended and Rested Credit Agreement dated August 12, 2015, by Third Amendment to First Amended and Restated Credit Agreement dated November 4, 2016 and by Fourth Amendment to First Amended and Restated Credit Agreement dated October 2, 2019 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested a modification to the Note and Lender has agreed pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as set forth below:

1.	Defined Terms. Any capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Note.

2.	Note Terms. Effective May 1, 2021 (“Effective Date”) the Note terms are modified as follows:

a)	The defined term Interest Rate shall mean 3.85% per annum, fixed through to the Maturity Date.
b)

Commencing as of the Effective Date, payments of principal shall not be required and quarterly interest only payments shall be due and payable on the 1st day of each February, May, August, and November through and including the Maturity Date.

c)	Notwithstanding anything to the contrary in the Note or Credit Agreement, the Loan is closed to prepayment through the Maturity Date.

FIRST AMENDMENT TO SECURED PROMISSORY NOTE

(Fixed Rate Term Loan) (Loan No. 197356)

3.	Fees. In connection with the execution and delivery of this agreement, Borrower shall remit a service charge in amount of $1,000.00 to Lender.

4.	Event of Default. A default under this Amendment shall be a default under the Note and other Loan Documents.

5.

Borrower’s Representations. Borrower represents and warrants Borrower has no claims, defenses or offsets with respect to the outstanding balance owing on the Note or other Loan Documents, and there is no event of default under the Note, the Mortgage or other Loan Documents.

6.

Reaffirmation. All other terms, conditions, covenants and agreement of the Borrower as set forth in the Loan Documents which are not expressly amended, deleted or otherwise modified herein shall remain in full force and effect. Borrower hereby reaffirms for the benefit of Lender, each and every of the terms and provisions of the Note, and the other Loan Documents.

Borrower hereby acknowledges receipt of a copy of this instrument.

In Witness Whereof, Borrowers have executed this instrument this 3rd day of May, 2021.

BORROWER:

ALICO, INC., a Florida corporation

By: /s/ John Kiernan

Print Name: Title:

ALICO LAND DEVELOPMENT INC., a Florida corporation By: /s/ John Kiernan

Print Name: Title:

ALICO FRUIT COMPANY, LLC, a Florida limited liability company By: /s/ John Kiernan

Print Name: Title:

FIRST AMENDMENT TO SECURED PROMISSORY NOTE

(Fixed Rate Term Loan) (Loan No. 197356)

This First Amendment to Secured Promissory Note has been acknowledged and accepted by Lender, as of the Effective Date.

NEW ENGLAND LIFE INSURANCE COMPANY,

a Massachusetts corporation

By: MetLife Investment Management, LLC, its investment manager

By:   /s/ David Granoff

Name: Its:Authorized Signatory and Director

FIFTH AMENDMENT TO FIRST AMENDED AND CREDIT AGREEMENT

Loan Nos. 197235 & 197356